UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Inland American Real Estate Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INLAND AMERICAN REAL ESTATE TRUST, INC.

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

Date:	September 18, 2012
Time:	9:00 a.m. central time
Place:	2901 Butterfield Road
Oak Brook, Illinois 60523

Inland American Real Estate Trust, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
(800) 826-8228

Notice of Annual Meeting of Stockholders
to be held
September 18, 2012

Dear Stockholder:

Our annual stockholders’ meeting will be held on September 18, 2012, at 9:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road in Oak Brook, Illinois 60523.  At our annual meeting, we will ask you to consider and vote upon:

•                                          electing seven directors;

•                                          ratifying the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

•                                          transacting any other business that may be properly presented at the annual meeting or any postponement or adjournment thereof.

If you were a stockholder of record at the close of business on June 22, 2012, you may vote in person at the annual meeting and any postponements or adjournments of the meeting.  A list of these stockholders will be available at our office before the annual meeting.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or authorize a proxy to vote your shares by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.

By order of the Board of Directors,

Scott W. Wilton
Secretary

June 28, 2012

i

This proxy statement contains information related to the annual meeting of stockholders to be held September 18, 2012, beginning at 9:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523, and at any postponements or adjournments thereof.  This proxy statement, the proxy card and the voting instructions are being mailed to stockholders on or about June 28, 2012.

INFORMATION ABOUT THE ANNUAL MEETING

Information About Attending the Annual Meeting

The board of directors of Inland American Real Estate Trust, Inc. (referred to herein as the “Company,” “we,” “our” or “us”), a Maryland corporation, is soliciting your vote for the 2012 annual meeting of stockholders.  At the meeting, you will be asked to consider and vote upon:

•                                          electing seven directors;

•                                          ratifying the selection of KPMG LLP (sometimes referred to herein as “KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

•                                          transacting any other business that may be properly presented at the annual meeting and any postponements or adjournments thereof.

The board of directors recommends that you vote “for” each proposal.  If you own shares of common stock in more than one account, such as individually or jointly with your spouse, you may receive more than one set of these materials.  Please make sure to vote all of your shares.  This proxy statement summarizes information we are required to provide to you under the rules of the Securities and Exchange Commission, or “SEC.”  If you plan on attending the annual meeting of stockholders in person, please contact Ms. Roberta S. Matlin, our vice president — administration, at (800) 826-8228 so that we can arrange for sufficient space to accommodate all attendees.

Information About Voting

Your vote is needed to ensure that the proposals can be acted upon.  We are a widely held company, and no large affiliated groups of stockholders own substantial blocks of our shares.  As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting.  Therefore, your vote is very important, even if you own a small number of shares.  Your immediate response will save us significant additional expense associated with soliciting stockholder votes and will help avoid potential delays and prevent any further calls to you from our proxy solicitors.  We welcome your attendance at the meeting.

You will have one vote for each share of common stock, including shares purchased through our distribution reinvestment plan, that you owned at the close of business on June 22, 2012, which is the record date for the annual meeting.  On the record date, there were 879,351,307 shares of common stock outstanding and entitled to vote.  There is no cumulative voting.  A majority of the outstanding shares, or 439,675,655 shares, must be present to hold the annual meeting.

As the holder of record for your shares, you may vote in person or by granting us a proxy to vote on each of the proposals.  You may authorize a proxy to vote your shares in any of the following ways:

•                                          by mail: sign, date and return the proxy card in the enclosed envelope;

•                                          via telephone: dial 1-877-550-3536 and follow the instructions provided on the proxy card; or

•                                          via the Internet: go to www.proxyvoting.com/INLAND and follow the instructions provided on the proxy card.

If you return your proxy card but do not indicate how your shares should be voted, they will be voted “for” each proposal in accordance with the board’s recommendation.

If you grant us a proxy, you may nevertheless revoke your proxy at any time before it is exercised by:  (1) sending written notice to us, Attention: Ms. Roberta S. Matlin, vice president — administration; (2) providing us with a properly executed, later-dated proxy; or (3) attending the annual meeting in person and voting your shares.  Merely attending the annual meeting, without further action, will not revoke your proxy.

Information Regarding Tabulation of the Vote

We have hired Morrow & Co., LLC (sometimes referred to herein as “Morrow”) to solicit proxies on our behalf.  In addition, Morrow will tabulate all votes cast at the annual meeting and will act as the inspector of election.

Information About Vote Necessary for Action to be Taken

Proposal 1.  The affirmative vote of a majority of the votes cast at the annual meeting, assuming a quorum is present, is required to elect each person nominated to serve as a director.  This means that the number of shares voted “for” a nominee must exceed the number of shares voted “against” that nominee in order for that nominee to be elected.  Only votes cast “for” or “against” are counted as votes cast with respect to a nominee.  Abstentions will not be counted as votes cast in the election; however, a properly executed proxy card marked “abstain” will be counted for purposes of establishing a quorum.

Proposal 2.  The affirmative vote of a majority of the votes cast at the annual meeting, assuming a quorum is present, is required to ratify KPMG as our independent registered public accounting firm.  Abstentions will not be counted as votes cast; however, a properly executed proxy card marked “abstain” will be counted for purposes of establishing a quorum.

The board of directors unanimously approved each of the proposals at its meeting on June 19, 2012, and recommends that you vote to approve them.

Quorum Requirement

The presence, in person or by proxy, of stockholders holding a majority of the shares of our common stock outstanding is necessary to constitute a “quorum.” There must be a quorum present in order for us to conduct business at the annual meeting.  If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then your shares will be considered present for purposes of establishing a quorum.

Costs of Proxies

We will bear all costs and expenses incurred in connection with soliciting proxies.  Our directors and executive officers, as well as the employees of our business manager, Inland American Business Manager & Advisor, Inc. (sometimes referred to herein as the “Business Manager”), also may solicit proxies by mail, personal contact, letter, telephone, facsimile or other electronic means.  These individuals will not receive any additional compensation for these activities, but may be reimbursed by us for their reasonable out-of-pocket expenses.  In addition, Morrow will solicit proxies on our behalf.  We will pay Morrow a fee of up to $5,500 plus a fee equal to $5.50 for each stockholder solicited by telephone and any out-of-pocket expenses for soliciting proxies.

Other Matters

We are not aware of any other matter to be presented at the annual meeting.  Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting.  If, however, any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion.

Important Notice Regarding the Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on September 18, 2012.  This proxy statement, the proxy card and our annual report to stockholders for the year ended December 31, 2011 are available on our website at www.inlandamerican.com.

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing costs.  Only one copy of this proxy statement and the 2011 annual report have been sent to certain beneficial stockholders who share a single address, unless any stockholder residing at that address has given contrary instructions.  Additional copies of this proxy statement, our annual report to stockholders or our annual report on Form 10-K for the year ended December 31, 2011 will be furnished to you, without charge, by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations, or by telephoning us, toll free, at (800) 826-8228. If requested by stockholders, we also will provide copies of exhibits to our annual report on Form 10-K for the year ended December 31, 2011 for a reasonable fee.

All of the reports, proxy materials and other information that we file with the SEC also can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Copies also can be obtained by mail from the Public Reference Room at prescribed rates.  Please call the SEC at (800) SEC-0330 for further information on the operation of the Public Reference Room.  In addition, the SEC maintains an Internet website (www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

STOCK OWNERSHIP

Stock Owned by Certain Beneficial Owners and Management

Based on a review of filings with the SEC, the following table shows the amount of common stock beneficially owned (unless otherwise indicated) by (1) persons that are known to beneficially own more than 5% of the outstanding shares of our common stock; (2) our directors and each nominee for director; (3) our executive officers; and (4) our directors and executive officers as a group. All information is as of June 22, 2012.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
J. Michael Borden, Independent Director	143,753	(3)	*
Thomas F. Glavin, Independent Director	26,175	(4)	*
Brenda G. Gujral, Director and President	8,858	(5)	*
Thomas F. Meagher, Independent Director	19,608	(6)	*
Robert D. Parks, Director and Chairman of the Board	451,920	(7)	*
Paula Saban, Independent Director	5,500	(8)	*
William J. Wierzbicki, Independent Director	6,888	(9)	*
Roberta S. Matlin, Vice President—Administration	3,114	(10)	*
Jack Potts, Treasurer and Principal Financial Officer	—		—
Anna Fitzgerald, Principal Accounting Officer	—		—
Scott W. Wilton, Secretary	4,028	(11)	*
All Directors and Officers as a group (eleven persons)	669,844		*

*                 Less than 1%

(1)         The business address of each person listed in the table is c/o Inland American Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523.

(2)         All fractional ownership amounts have been rounded to the nearest whole number.

(3)         Mr. Borden has sole voting and dispositive power over 137,841 shares, including 55,704 shares owned by St. Anthony Padua Charitable Trust, for which Mr. Borden is the trustee, and Mr. Borden and his wife share voting and dispositive power over 5,912 shares. Mr. Borden’s shares include vested options exercisable into 5,500 shares of common stock.

(4)         Mr. Glavin and his wife share voting and dispositive power over 21,675 shares. Mr. Glavin’s shares include vested options exercisable into 4,500 shares of common stock.

(5)         Ms. Gujral has sole voting and dispositive power over 3,184 shares. Ms. Gujral and her husband share voting and dispositive power over 5,674 shares.

(6)         Mr. Meagher has sole voting and dispositive power over all of the shares that he owns. Mr. Meagher’s shares include vested options exercisable into 5,500 shares of common stock.

(7)         Mr. Parks has sole voting and dispositive power over all the shares he owns.

(8)         Ms. Saban has sole voting and dispositive power over all of the shares that she owns. Ms. Saban’s ownership is comprised of vested options exercisable into 5,500 shares of common stock.

(9)         Mr. Wierzbicki and his wife share voting and dispositive power over 1,388 shares. Mr. Wierzbicki’s shares include vested options exercisable into 5,500 shares of common stock.

(10)  Ms. Matlin has sole voting and dispositive power over all of the shares that she owns.

(11)  Mr. Wilton and his mother share voting and dispositive power over all 3,351 shares, and Mr. Wilton and his spouse share voting and dispositive power over 677 shares owned by Mr. Wilton’s spouse through her individual IRA.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all forms they file. Based solely on a review of the copies of these forms furnished to us during, and with respect to, the fiscal year ended December 31, 2011, or written representations that no additional forms were required, we believe that all of our officers and directors and persons that beneficially owned more than 10% of the outstanding shares of our common stock complied with these filing requirements during the fiscal year ended December 31, 2011.

Interest of Certain Persons in Matters to Be Acted On

No director, executive officer, nominee for election as a director or associate of any director, executive officer or nominee has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter to be acted upon at the annual meeting.

CORPORATE GOVERNANCE PRINCIPLES

Director Independence

Our business is managed under the direction and oversight of our board. The members of our board are J. Michael Borden, Thomas F. Glavin, Brenda G. Gujral, Thomas F. Meagher, Robert D. Parks, Paula Saban and William J. Wierzbicki. As required by our charter, a majority of our directors must be “independent.” As defined by our charter, an “independent director” is a person who: (1) is not directly or indirectly associated, and has not been directly or indirectly associated within the two years prior to becoming an independent director, with the Company, our sponsor or our Business Manager whether by ownership of, ownership interest in, employment by, any material business or professional relationship with or as an officer or director of the Company, our sponsor, our Business Manager or any of their affiliates; (2) does not serve as a director for another REIT originated by our sponsor or advised by our Business Manager or any of its affiliates; and (3) performs no other services for the Company, except as director.

Although our shares are not listed for trading on any national securities exchange and therefore our board of directors is not subject to the independence requirements of the New York Stock Exchange (“NYSE”) or any other national securities exchange, our board has evaluated whether our directors are “independent” as defined by the NYSE. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).

Consistent with these considerations, after reviewing all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our management and our independent registered public accounting firm, and considering each director’s direct and indirect association with the Company, our sponsor and our Business Manager, the board has determined that Messrs. Borden, Glavin, Meagher and Wierzbicki and Ms. Saban qualify as independent directors.

Board Leadership Structure and Risk Oversight

Ms. Gujral, in her role as our president, is responsible for setting the strategic direction for the Company and for providing the day-to-day leadership of the Company.  Mr. Parks, in his role as our chairman of the board, organizes the work of the board and ensures that the board has access to sufficient information to carry out its functions, including monitoring the Company’s performance and the performance of our Business Manager and Inland American Retail Management LLC, Inland American Office Management LLC, Inland American Industrial Management LLC and Inland American Apartment Management LLC (collectively referred to herein as our “Property Managers”) as well as the third-party managers that manage our lodging properties.  Mr. Parks presides over meetings of the board of directors and stockholders, establishes the agenda for each meeting and oversees the distribution of information to directors.  We have separated the roles of the president and chairman of the board in recognition of the differences between the two roles.  Our board believes the current structure is appropriate and effective considering the large breadth of our operations.

Although we do not have a lead independent director, our board of directors believes that the current structure is appropriate.  Our board believes that it is able to effectively provide independent oversight of our business and affairs, including risks facing the Company, without a lead independent director through the composition of our board of directors, the strong leadership of the independent directors and the independent committees of our board. Each director is an equal participant in decisions made by the full board of directors, and the five independent directors meet in executive session regularly. Our full board of directors, including a majority of our independent directors not otherwise interested in the transactions, is responsible for approving all transactions between us and our Business Manager or its affiliates and for approving the compensation paid to our Business Manager and its affiliates.  In addition, each board member is kept apprised of our business and developments impacting our business and has complete and open access to the members of our management team, our Business Manager and our Property Managers.

Our board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.  The full board is actively involved in overseeing risk management for the Company.  Our board of directors oversees risk through: (1) its review and discussion of regular periodic reports to the board of directors and its committees, including management reports, leasing activity and property operating data, as well as actual and projected financial results, and various other matters relating to our business; (2) the required approval by the board of directors of all transactions, including, among others, acquisitions and dispositions of properties exceeding certain dollar amounts, financings exceeding certain dollar amounts and our agreements with our Business Manager, our Property Managers and the ancillary service providers; (3) the oversight of our business by the audit and management and disclosure committees; and (4) regular periodic reports from our independent public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a REIT for tax purposes and our internal control over financial reporting.

Communicating with Directors

Stockholders wishing to communicate with our board and the individual directors may send communications to our corporate secretary at: 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Corporate Secretary of Inland American Real Estate Trust, Inc.  Our corporate secretary will review and forward all correspondence to the appropriate person or persons for a response.

Our non-retaliation policy, also known as our “whistleblower” policy, prohibits us, or any of the employees of the Business Manager or its affiliates, from retaliating or taking any adverse action against anyone for raising a concern, including concerns about accounting, internal controls or auditing matters.  Employees of the Business Manager or its affiliates preferring to raise their concerns in a confidential or anonymous manner may do so by contacting our compliance officer at (630) 218-8000, ext. 4743.  The hotline is available twenty-four hours a day, seven days a week to receive reports of ethical concerns or incidents.  Callers to this hotline may choose to remain anonymous.  A complete copy of our non-retaliation policy may be found on our website at www.inland-american.com.

Audit Committee

Our board has formed a separately designated standing audit committee comprised of Messrs. Borden, Glavin, Meagher and Ms. Saban. The board has determined that Mr. Glavin, the chairman of the committee, qualifies as an “audit committee financial expert,” as defined by the SEC, and that each member of the committee is independent in accordance with the standards set forth in the committee’s charter. The audit committee assists the board in fulfilling its oversight responsibility relating to: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accounting firm; (4) the adequacy of our internal controls; and (5) the performance of our independent registered public accounting firm. The audit committee has adopted a written charter, which is available on our website at www.inland-american.com under the “Corporate Governance” tab.

Other Committees

Our board does not have a separately designated compensation committee, or a charter that governs the compensation process.  Instead, the full board of directors performs the functions of a compensation committee, including reviewing and approving all forms of compensation for our independent directors.  In addition, our independent directors determine, at least annually, that the fees that we contract to pay to our Business Manager are reasonable in relation to the nature and quality of services performed or to be performed, and are within the limits prescribed by our current charter and applicable law.

Our board does not believe that it requires a separate compensation committee at this time because we do not separately compensate our executive officers for their service as officers, nor do we reimburse either our Business Manager or our Property Managers for any compensation paid to their employees who also serve as our executive officers, other than through the general fees we pay to them under the business management agreement or the property management agreements.  For these purposes, our corporate secretary will not be considered an “executive officer.”  In addition, the amount of non-qualified stock options granted to our independent directors is fixed under our independent stock option plan.  Our board likewise has not engaged any compensation consultants to recommend or otherwise determine the amount or form of director compensation.

Our board also does not have a separately designated nominating committee, or a charter that governs the director nomination process.  Instead, the full board of directors performs the functions of a nominating committee, including identifying and selecting nominees for election at the annual meeting of stockholders.  Our board believes that the primary reason for creating a standing nominating committee is to ensure that candidates for independent director positions can be identified, and their qualifications assessed, under a process free from conflicts of interest.  Because independent director nominations are made by our independent directors under the charter, our board does not believe that the creation of a standing nominating committee is necessary.

The board considers all qualified candidates recommended by stockholders, directors and officers for nomination as a director.  In selecting candidates for director positions, the board takes into account many factors and evaluates each candidate in light of, among other things, the candidate’s knowledge, experience, judgment and skills such as an understanding of the real estate or securities industry, accounting or financial reporting and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings.  The board also considers diversity in its broadest sense, including persons diverse in geography, gender and ethnicity as well as representing diverse experiences, skills and backgrounds.  The board evaluates each individual candidate by considering all aforementioned factors as a whole, favoring active deliberation rather than the use of rigid formulas to assign relative weights to these factors.

With respect to nominations by stockholders, nominations must be submitted in accordance with the procedures specified in Article II, Section 9 of our Amended and Restated Bylaws, as amended.  Generally, this requires that the stockholder send certain information about the nominee to our secretary between 90 and 120 days prior to the first anniversary of the annual meeting held in the prior year.

Code of Ethics

Our board has adopted a code of ethics applicable to our directors, officers and employees which is available on our website at www.inland-american.com.  In addition, printed copies of the code of ethics are available to any stockholder, without charge, by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our board has nominated the seven individuals set forth below to serve as directors until the next annual meeting and until their successors are duly elected and qualify.  Messrs. Borden, Glavin, Meagher and Wierzbicki and Ms. Saban have been nominated to serve as independent directors.  Mr. Parks and Ms. Gujral also have been nominated to serve as directors.  If you return a proxy card but do not indicate how your shares should be voted, they will be voted “for” each of the nominees.  We know of no reason why any nominee will be unable to serve if elected.  If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected.  If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill the vacancy until the next annual meeting of stockholders, provided that our independent directors are solely responsible for nominating replacements for vacancies among our independent directors under the charter.

The following sets forth each nominee’s principal occupation and business, as well as the specific experience, qualifications, attributes and skills that led to the conclusion by the board that the nominee should serve as a director of the Company. All ages are stated as of January 1, 2012.   As used herein, “Inland” refers to some or all of the entities that are a part of The Inland Real Estate Group of Companies, Inc., which is comprised of a group of independent legal entities, some of which share ownership or have been sponsored and managed by Inland Real Estate Investment Corporation (“IREIC”) or its subsidiaries.

Robert D. Parks, 68.  Chairman of the board and director since October 2004. Mr. Parks has over forty years of experience in the commercial real estate industry, having been a principal of the Inland organization since May 1968. Mr. Parks is currently chairman of IREIC, a position he has held since November 1984. He has also served as a director of Inland Investment Advisors, Inc. since June 1995, and served as a director of Inland Securities Corporation from August 1984 until June 2009. He served as a director of Inland Real Estate Corporation from 1994 through June 2008, and served as chairman of the board from May 1994 to May 2004 and president and chief executive officer from 1994 to April 2008. He also served as a director and chairman of the board of Inland Retail Real Estate Trust, Inc. from its inception in September 1998 to March 2006, and as chief executive officer until December 2004, and as the chairman of the board and a director of Retail Properties of America, Inc. (formerly, Inland Western Retail Real Estate Trust, Inc.) from its inception in March 2003 to October 2010. Mr. Parks also has served as the chairman of the board and a director of Inland Diversified Real Estate Trust, Inc. since its inception in June 2008. Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for IREIC. He oversees and coordinates the marketing of all investments and investor relations.

He received his bachelor degree from Northeastern Illinois University in Chicago, and his master’s degree from the University of Chicago and later taught in Chicago’s public schools. He is a member of the National Association of Real Estate Investment Trusts, or “NAREIT.”

With over forty years of experience in the commercial real estate industry, our board believes that Mr. Parks has the depth of experience to implement and oversee our business strategy. As the current or past chairman of the board of each of the other real estate investment trusts, or “REITs,” sponsored by IREIC, including as the past chairman of a New York Stock Exchange-listed REIT, our board believes Mr. Parks has an understanding of the requirements of serving on a public company board and the leadership experience necessary to serve as our chairman.

J. Michael Borden, 75.  Independent director since October 2004. Mr. Borden is president and chief executive officer of Rock Valley Trucking Co., Inc., Total Quality Plastics, Inc., Rock Valley Leasing, Inc., Hufcor Inc. and Airwall, Inc. Mr. Borden also served as the president and chief executive officer of Freedom Plastics, Inc. through February 2009, at which time it filed a voluntary petition for a court-supervised liquidation of all of its assets in the Circuit Court of Rock County, Wisconsin. Mr. Borden also is the chief executive officer of Hufcor Asia Pacific in China and Hong Kong, Marashumi Corp. in Malaysia, Hufcor Australia Group, and F. P. Investments a Real Estate Investment Company. He currently serves on the board of directors of Dowco, Inc., M&I Bank, Competitive Wisconsin, St. Anthony of Padua Charitable Trust and Great Lakes Packaging, is a trustee of The Nature Conservancy and is a regent of the Milwaukee School of Engineering. Mr. Borden previously served as chairman of the board of the Wisconsin Workforce Development Board and as a member of the SBA Advisory Council and the Federal Reserve Bank Advisory Council. He was named Wisconsin entrepreneur of the year in 1998. Mr. Borden received a bachelor degree in accounting and finance from Marquette University, Milwaukee, Wisconsin. He also attended a master of business administration program in finance at Marquette University.

Over the past twenty-five years, Mr. Borden’s various businesses have routinely entered into real estate transactions in the ordinary course of business, allowing him to develop experience in acquiring, leasing, developing and redeveloping real estate assets. Our board believes that this experience qualifies him to serve as a director on our board.

Thomas F. Glavin, 51.  Independent director since October 2007. Mr. Glavin is the owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm that he started in 1988. In that capacity, Mr. Glavin specializes in providing accounting and tax services to closely held companies. Mr. Glavin began his career at Vavrus & Associates, a real estate firm, located in Joliet, Illinois, that owned and managed apartment buildings and health clubs. At Vavrus & Associates, Mr. Glavin was an internal auditor responsible for reviewing and implementing internal controls. In 1984, Mr. Glavin began working in the tax department of Touche Ross & Co., where he specialized in international taxation. In addition to his accounting experience, Mr. Glavin also has been involved in the real estate business for the past seventeen years. Since 1997, Mr. Glavin has been a partner in Gateway Homes, which has zoned, developed and manages a 440 unit manufactured home park in Frankfort, Illinois. Mr. Glavin received his bachelor degree in accounting from Michigan State University in East Lansing, Michigan and a master of science in taxation from DePaul University in Chicago, Illinois. Mr. Glavin is a member of the Illinois CPA Society and the American Institute of Certified Public Accountants.

As a result of his financial experience, including over twenty-eight years in the accounting profession, our board believes that Mr. Glavin is able to provide valuable insight and advice with respect to our financial risk exposures, our financial reporting process and our system of internal controls. Mr. Glavin, who currently serves as the chairman of the audit committee of our board, qualifies as an “audit committee financial expert” as defined by the SEC.

Brenda G. Gujral, 69.  President and director since October 2004. Ms. Gujral is a director of IREIC and has served as its president since February 2012 (and served in that capacity from July 1987 through June 1992 and again from January 1998 through January 2011). In addition, Ms. Gujral served as the chief executive officer of IREIC from January 2008 to February 2012.  Ms. Gujral served as the president and chief operating officer of Inland Securities Corporation from January 1997 to June 2009, and has been a director of Inland Securities Corporation since January 1997.  Ms. Gujral has served as a director of Inland Investment Advisors, Inc., an investment advisor, since January 2001, and has served as a director (March 2003 to May 2012) and chief executive officer (June 2005 to November 2007) of Retail Properties of America, Inc. (formerly, Inland Western Retail Real Estate Trust, Inc.), as a director (since June 2008) and president (from June 2008 to May 2009) of Inland Diversified Real Estate Trust, Inc. and as a director and chairman of the board (since August 2011) of Inland Monthly Income Trust, Inc.  Ms. Gujral also has been the chairman of the board (since May 2001) and the president (since May 2012) of Inland Private Capital Corporation (f/k/a Inland Real Estate Exchange Corporation) and a director of Inland Opportunity Business Manager & Advisor, Inc. since April 2009.  Ms. Gujral was a director of Inland Retail Real Estate Trust, Inc. from its inception in September 1998 until it was acquired in February 2007.

Ms. Gujral has overall responsibility for the operations of IREIC, including investor relations, regulatory compliance and filings, review of asset management activities and broker-dealer marketing and communication. Ms. Gujral works with internal and outside legal counsel in structuring IREIC’s investment programs and in connection with preparing offering documents and registering the related securities with the SEC and state securities commissions. Our board believes that this experience, coupled with her leadership of IREIC, qualify Ms. Gujral to serve as a member of our board.

Ms. Gujral has been with the Inland organization for thirty-one years, becoming an officer in 1982. Prior to joining the Inland organization, she worked for the Land Use Planning Commission of the State of Oregon, establishing an office in Portland, to implement land use legislation for Oregon. Ms. Gujral graduated from California State University, in Fresno. She holds Series 7, 22, 39 and 63 certifications from FINRA, and is a member of NAREIT, the Investment Program Association and the Real Estate Investment Securities Association. Additionally, Ms. Gujral serves on the board of directors of the Disability Rights Center of the Virgin Islands, an organization that focuses on advancing the legal rights of people with disabilities in the U.S. Virgin Islands.

Thomas F. Meagher, 81.  Independent director since October 2004. Mr. Meagher currently serves on the board of directors of DuPage Airport Authority and the TWA Plan Oversight Committee. He also is a former member of the board of trustees of Edward Lowe Foundation, The Private Bank Corp. and the Chicago Chamber of Commerce. Mr. Meagher has previously served on the board of directors of UNR Industries, Rohn Towers, Greyhound Lines Inc., Festival Airlines, Lakeside Bank and Trans World Airlines, where he served as chairman of the board for two years and participated in the sale of the company to American Airlines.

Mr. Meagher began his business career in 1958 when he was selected by American Airlines for its management training program. He subsequently joined Continental Air Transport of Chicago as Executive Vice-President in 1964. In 1970, Mr. Meagher was appointed the first president and chief executive officer of the Chicago Convention and Tourism Bureau, returning to Continental Air Transport as president and chief executive officer in 1972. In 1980, Mr. Meagher purchased Howell Tractor and Equipment Company, a large heavy construction equipment dealership, and sold the company in April 2005.

Mr. Meagher received his bachelor degree from St. Mary’s University of Minnesota. Upon graduation, he entered the U.S. Marine Corps Officer Candidate Program, serving with the 2nd Marine Air Wing and achieving the rank of Captain. Mr. Meagher also attended graduate business school at the University of Chicago.

Because of Mr. Meagher’s service on the board of directors of a variety of public and private entities, our board believes that he is qualified to serve on our board.

Paula Saban, 58.  Independent director since October 2004. Ms. Saban has worked in the financial services and banking industry for over twenty-five years. She began her career in 1978 with Continental Bank, which later merged into Bank of America. From 1978 to 1990, Ms. Saban held various consultative sales roles in treasury management and in traditional lending areas. She also managed client service teams and developed numerous client satisfaction programs. In 1990, Ms. Saban began designing and implementing various financial solutions for clients with Bank of America’s Private Bank and Banc of America Investment Services, Inc. Her clients included top management of publicly-held companies and entrepreneurs. In addition to managing a diverse client portfolio, she was responsible for client management and overall client satisfaction. She retired from Bank of America in 2006 as a senior vice president/private client manager. In 1994, Ms. Saban and her husband started a construction products company, Newport Distribution, Inc., of which she is secretary and treasurer, and a principal stockholder.  In her roles with Newport Distribution, Ms. Saban has insight into the development and construction industry.  Our board believes that these experiences and this insight make her qualified to serve on our board.

Ms. Saban received her bachelor degree from MacMurray College, Jacksonville, Illinois, and her master of business administration from DePaul University, Chicago, Illinois. She holds Series 7 and 63 certifications from FINRA. She is a former president of the Fairview Elementary School PTA and a former trustee of both the Goodman Theatre and Urban Gateways. She served as Legislative Chair of Illinois PTA District 37 and as liaison to the No Child Left Behind Task Force of School District 54. She is a board member of Hands On Suburban Chicago.

William J. Wierzbicki, 65.  Independent director since October 2005. Mr. Wierzbicki is a registered Professional Planner in the Province of Ontario, Canada, and is a member of both the Canadian Institute of Planners and the Ontario Professional Planners Institute. Mr. Wierzbicki is the sole proprietor of “Planning Advisory Services,” a land-use planning consulting service providing consultation and advice to various local governments, developers and individuals. Through Planning Advisory Services, Mr. Wierzbicki is the planner for the Municipalities of Huron Shores and Price Township as well as the Town of Chapleau. Mr. Wierzbicki previously served as the Coordinator of Current Planning with the City of Sault Ste. Marie, Ontario. In that capacity, his expertise was in the review of residential, commercial and industrial development proposals. Mr. Wierzbicki led the program to develop a new Comprehensive Zoning By-Law for the City of Sault Ste. Marie. Mr. Wierzbicki was the leader of the team that developed the Sault Ste. Marie’s Industrial Development Strategy. More recently he has completed a Community Development Plan for Batchwana First Nation’s Rankin site and an Official Plan for the Township of Prince. Mr. Wierzbicki received an architectural technologist diploma from the Sault Ste. Marie Technical and Vocational School in Ontario, Canada, and attended Sault College and Algoma University.

Our board believes that Mr. Wierzbicki’s experience and knowledge of commercial real estate industry, including with real estate development, qualifies him to serve on our board. In addition, if we determine to acquire any real estate assets in Canada in the future, Mr. Wierzbicki’s expertise in the Canadian real estate market will be useful to our board.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” the election of all seven nominees.

Independent Director Compensation

We pay each of our independent directors an annual fee of $30,000, plus $1,000 for each meeting of the board attended in person and $500 for each meeting of the board attended by telephone. We also pay the chairperson of the audit committee an annual fee of $10,000, and pay each member of the audit committee $1,000 for each meeting of the audit committee attended in person and $500 for each meeting of the audit committee attended by telephone. We pay the chairperson of every other committee, including any special committee, an annual fee of $5,000, and pay each member of such committee $1,000 for each meeting of the committee attended in person and $500 for each meeting of the committee attended by telephone. We reimburse all of our directors for any out-of-pocket expenses incurred by them in attending meetings. In addition, on the date of each annual meeting of stockholders, we grant to each independent director then in office options to purchase 500 shares of our common stock under our independent director stock option plan. We did not hold an annual meeting during the year ended December 31, 2011.

We do not compensate any director that also is an employee of our Company, our Business Manager or its affiliates.

The following table further summarizes compensation earned by the independent directors for the year ended December 31, 2011.

	Fees Earned in Cash ($)	Option Awards ($)(1)	Total ($)
J. Michael Borden	61,000	—	61,000
Thomas F. Glavin	80,000	—	80,000
Thomas F. Meagher	64,000	—	64,000
Paula Saban	71,500	—	71,500
William J. Wierzbicki	58,500	—	58,500

(1)        With the exception of Mr. Glavin, each independent director had options to purchase 5,500 shares of our common stock outstanding at December 31, 2011. Mr. Glavin had options to purchase 4,500 shares of our common stock outstanding at December 31, 2011. All options have been granted pursuant to our independent director stock option plan.

Stock Option Grants

Under our independent director stock option plan, we have authorized and reserved a total of 75,000 shares of our common stock for issuance. The number and type of shares that could be issued under the plan may be adjusted if we are the surviving entity after a reorganization or merger or if we split our stock, are consolidated or are recapitalized. If this occurs, the exercise price of the options will be correspondingly adjusted.

The independent director stock option plan generally provides for the grant of non-qualified stock options to purchase 3,000 shares to each independent director upon his or her appointment subject to satisfying the conditions set forth in the plan. The plan also provides for subsequent grants of options to purchase 500 shares on the date of each annual stockholder’s meeting to each independent director then in office. The exercise price for all options is equal to the fair market value of our shares, as defined in the plan, on the date of each grant. However, options may not be granted at any time when the grant, along with the grants to be made at the same time to other independent directors, would exceed 9.8% in value of our issued and outstanding shares of stock or 9.8% in value or number of shares, whichever is more restrictive, of our issued and outstanding shares of common stock.

One-third of the options granted following an individual initially becoming an independent director are exercisable beginning on the date of their grant, one-third become exercisable on the first anniversary of the date of their grant and the remaining one-third become exercisable on the second anniversary of the date of their grant. All other options granted under the independent director stock option plan become fully exercisable on the second anniversary of their date of grant.

Options granted under the independent director stock option plan are exercisable until the first to occur of: the tenth anniversary of the date of grant; the removal for cause of the person as an independent director; or three months following the date the person ceases to be an independent director for any other reason except death or disability.

All options generally are exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death or disabling event occurs while the person is an independent director. However, if the option is exercised within the first six months after it becomes exercisable, any shares issued pursuant to such exercise may not be sold until the six month anniversary of the date of the grant of the option. Notwithstanding any other provisions of the independent director stock option plan to the contrary, no option issued pursuant thereto may be exercised if exercise would jeopardize our status as a REIT under the Internal Revenue Code of 1986, as amended.

No option may be sold, pledged, assigned or transferred by an independent director in any manner otherwise than by will or by the laws of descent or distribution.

Upon our dissolution, liquidation, reorganization, merger or consolidation as a result of which we are not the surviving corporation, or upon sale of all or substantially all of our assets, the independent director stock option plan will terminate, and any outstanding unexercised options will terminate and be forfeited. However, holders of options may exercise any options that are otherwise exercisable immediately prior to the dissolution, liquidation, consolidation or merger. Additionally, our board may provide for other alternatives in the case of a dissolution, liquidation, consolidation or merger.

Equity Compensation Plan Information

The following table provides information regarding our equity compensation plans as of December 31, 2011.

		Weighted-	Number of securities
	Number of securities to	average exercise	remaining available for
	be issued upon exercise	price of outstanding	future issuance under
	of outstanding options,	options, warrants	equity compensation
Plan category	warrants and rights	and rights	plans

Equity compensation plans approved by security holders:
Independent Director Stock Option Plan	32,000	$9.05	43,000
Equity compensation plans not approved by security holders	—	—	—
Total:	32,000	$9.05	43,000

As described above, we have adopted an Independent Director Stock Option Plan which, subject to certain conditions, provides for the grant to each independent director of an option to purchase 3,000 shares following their becoming a director and for the grant of additional options to purchase 500 shares on the date of each annual stockholder’s meeting. The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. All other options are exercisable on the second anniversary of the date of grant.

Meetings of the Board of Directors, Audit Committee and Stockholders

During the year ended December 31, 2011, our board met twenty-two times and the audit committee met eight times.  Each of our directors attended at least 75% of the aggregate amount of the meetings of the board and any committee on which he or she served, in 2011. We encourage our directors to attend our annual meetings of stockholders.  We did not hold an annual meeting during the year ended December 31, 2011.

EXECUTIVES

Executive Officers

The board of directors annually elects our executive officers.  These officers may be terminated at any time.  In addition to Mr. Parks and Ms. Gujral, whose biographies are set forth above, the following individuals serve as our executive officers.  All ages are stated as of January 1, 2012.

Roberta S. Matlin, 67.  Vice president — administration since October 2004. Ms. Matlin joined IREIC in November 1984 as director of investor administration and currently serves as a director and senior vice president of IREIC, in the latter capacity directing its day-to-day internal operations. Ms. Matlin also has been a director of Inland Private Capital Corporation (f/k/a Inland Real Estate Exchange Corporation) since May 2001, the vice president of Inland Institutional Capital Partners Corporation since May 2006 and a director of Pan American Bank since December 2007. She also has served as a director and president of Inland Investment Advisors, Inc. since June 1995 and Intervest Southern Real Estate Corporation since July 1995 and a director and vice president of Inland Securities Corporation since July 1995. Ms. Matlin has served as the vice president of Inland Monthly Income Trust, Inc. and its business manager since August 2011. She has served as vice president of Inland Diversified Real Estate Trust, Inc. since September 2008, and the vice president of its business manager since May 2009; she also served as the president of Inland Diversified’s business manager from June 2008 to May 2009. Ms. Matlin served as vice president of administration of Retail Properties of America, Inc. (formerly, Inland Western Retail Real Estate Trust, Inc.) from 2003 until 2007, vice president of administration of Inland Retail Real Estate Trust, Inc. from September 1998 until December 2004, vice president of administration of Inland Real Estate Corporation from March 1995 until June 2000 and trustee and executive vice president of Inland Mutual Fund Trust from October 2001 until May 2004. Ms. Matlin also has served as the president of Inland Opportunity Business Manager & Advisor, Inc. since April 2009. Prior to joining Inland, Ms. Matlin worked for the Chicago Region of the Social Security Administration of the United States Department of Health and Human Services. Ms. Matlin received her bachelor degree from the University of Illinois in Champaign. She holds Series 7, 22, 24, 39, 63 and 65 certifications from FINRA. Ms. Matlin is a member of NAREIT, the Investment Program Association and the Real Estate Investment Securities Association.

Jack Potts, 42. Treasurer and principal financial officer, and the chief financial officer of our Business Manager, since February 2012. Mr. Potts previously served as our principal accounting officer and the chief accounting officer of our Business Manager, from September 2007 to January 2012. Mr. Potts also has served as the treasurer of Inland Monthly Income Trust, Inc., and the treasurer of its business manager, since February 2012. Prior to joining the Inland organization, from February 1998 to April 2007, Mr. Potts held various accounting and financial reporting positions with Equity Office Properties Trust, Inc., a then-publicly traded owner and manager of office properties. Mr. Potts previously worked in the field of public accounting and was a manager in the real estate division for Ernst and Young LLP. He received a bachelor degree in accounting from Michigan State University in East Lansing. Mr. Potts is a certified public accountant.

Anna Fitzgerald, 36. Principal accounting officer and chief accounting officer of our Business Manager since February 2012. Ms. Fitzgerald joined our Business Manager in January 2011 as the vice president of accounting. Prior to joining the Inland organization, she had worked as a consultant to the Company, from March 2008 to December 2010. Ms. Fitzgerald was previously employed by Equity Office Properties Trust, Inc. from October 1999 to February 2008, where she held various positions in accounting, financial reporting and treasury. She received a bachelor degree in accounting and finance from Drake University in Des Moines, Iowa. Ms. Fitzgerald is a certified public accountant.

Scott W. Wilton, 50. Secretary since October 2004. Mr. Wilton joined The Inland Group, Inc. in January 1995. He is assistant vice president of The Inland Real Estate Group, Inc. and assistant counsel with The Inland Real Estate Group law department. Mr. Wilton previously served as secretary of Retail Properties of America, Inc. (formerly, Inland Western Retail Real Estate Trust, Inc.) from March 2003 to November 2005, as secretary of Inland Private Capital Corporation from May 2001 to August 2009 and as secretary of Inland Retail Real Estate Trust, Inc. and Inland Retail Real Estate Advisory Services, Inc. from September 1998 to December 2004. Mr. Wilton is involved in all aspects of The Inland Group, Inc.’s business, including real estate acquisitions and financing, securities law and corporate governance matters, leasing and tenant matters and litigation management. He received bachelor degrees in economics and history from the University of Illinois, Champaign, in 1982 and his law degree from Loyola University, Chicago, Illinois, in 1985. Prior to joining The Inland Group, Inc. Mr. Wilton worked for the Chicago law firm of Williams, Rutstein, Goldfarb, Sibrava and Midura, Ltd., specializing in real estate, corporate transactions and litigation.

Compensation of Executive Officers

All of our executive officers are officers and employees, respectively, of one or more of the affiliates of our Business Manager and are compensated by those entities, in part, for services rendered to us. We do not separately compensate our executive officers, nor do we reimburse either our Business Manager or our Property Managers for any compensation paid to their employees who also serve as our executive officers, other than through the general fees we pay to them under the business management agreement or the property management agreements. For the purposes of reimbursement, our corporate secretary is not considered an “executive officer”. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers and has not included in this proxy statement a “Compensation Discussion and Analysis,” a report from our board of directors with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives or a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation.  The fees we currently pay to the Business Manager and Property Managers under the business management agreement or the property management agreements are described in more detail under “Certain Relationships and Related Party Transactions.”

If we decide to pay our executive officers in the future, the board of directors will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable to the executive officers with respect to the current or future value of our shares.  In addition, the board will include the non-binding stockholder advisory votes on executive compensation and on the frequency of stockholder votes on executive compensation in the relevant proxy statement as required pursuant to Section 14A of the Exchange Act.

Certain Relationships and Related Party Transactions

We pay our Business Manager, an affiliate of our sponsor, IREIC, and its affiliates various fees and compensation. The following is a summary of the fees and compensation we paid to our Business Manager and its affiliates during the year ended December 31, 2011.

After our stockholders have received a non-cumulative, non-compounded return of 5.0% per annum on their “invested capital,” we pay our Business Manager an annual business management fee of up to 1% of the “average invested assets,” payable quarterly in an amount equal to 0.25% of the average invested assets as of the last day of the immediately preceding quarter. For these purposes, “average invested assets” means, for any period, the average of the aggregate book value of our assets, including lease intangibles, invested, directly or indirectly, in financial instruments, debt and equity securities and equity interests in and loans secured by real estate assets, including amounts invested in REITs and other real estate operating companies, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the period. We pay this fee for services provided or arranged by our Business Manager, such as managing our day-to-day business operations, arranging for the ancillary services provided by other affiliates and overseeing these services, administering our bookkeeping and accounting functions, consulting with our board, overseeing our real estate assets and providing other services as our board deems appropriate. For the year ended December 31, 2011, we incurred a business management fee in an amount equal to $40 million, or approximately .35% of our “average invested assets” on an annual basis. The Business Manager waived the remaining $75.2 million to which it was entitled under the terms of the business management agreement.

We pay Inland Investment Advisors, Inc., another affiliate of our Business Manager, an annual fee, paid on a monthly basis, totaling 1% of the first $1 to $5 million of marketable securities under management, 0.85% of marketable securities from $5 to $10 million, 0.75% of marketable securities from $10 to $25 million, 0.65% of marketable securities from $25 to $50 million, 0.60% of marketable securities from $50 to $100 million and 0.50% of marketable securities above $100 million. Notwithstanding the above, the total annual fees paid to Inland Investment Advisors plus the annual business management fee paid to our Business Manager may not exceed the amounts we may pay as the annual business management fee. For the year ended December 31, 2011, we paid fees to Inland Investment Advisors in an amount equal to approximately $1.6 million.

We also reimburse our Business Manager and its affiliates for all expenses that it, or any affiliate, pays or incurs on our behalf, including the salaries and benefits of persons employed by the Business Manager or its affiliates and performing services for us, except for the salaries and benefits of persons who also serve as one of the executive officers or as an executive officer of the Business Manager. For the purposes of reimbursement, our corporate secretary is not considered an “executive officer”. For the year ended December 31, 2011, we incurred approximately $9.4 million of these costs. In addition, for any year in which we qualify as a REIT, our Business Manager must reimburse us for the amounts, if any, by which the total operating expenses paid during the previous year exceed the greater of 2% of the average invested assets for that year or 25% of net income for that year, subject to certain adjustments. Our total operating expenses did not exceed these limits during the year ended December 31, 2011.

Additionally, we pay the Business Manager a fee for services performed in connection with acquiring a controlling interest in a REIT or other real estate operating company. Acquisition fees, however, are not paid for acquisitions solely of a fee interest in property. The amount of the acquisition fee is equal to 2.5% of the aggregate purchase price paid to acquire the controlling interest. We did not pay any acquisition fees for the year ended December 31, 2011.

We pay our Property Managers a monthly fee equal to up to 4.5% of the gross income of each property managed directly by the Property Managers, their affiliates or agents. We also pay our Property Managers, based on the type of property managed, a monthly oversight fee of up to 1% of the gross income from each property managed directly by entities other than our Property Managers, their affiliates or agents. We do not pay any oversight fees with respect to our lodging properties. Further, as is customary in the industry, we reimburse each Property Manager, its affiliates and agents for property-level expenses that it or they pay, such as salaries and benefit expenses for on-site employees and other miscellaneous expenses. We paid our Property Managers management fees of approximately $31.4 million for the year ended December 31, 2011. We did not pay any oversight fees for the year ended December 31, 2011. We also reimbursed the Property Managers approximately $7.7 million related to property level payroll costs.

On December 29, 2011, we entered into an agreement with the Property Managers, pursuant to which, among other things, the Property Managers agreed to reduce the monthly property management fees paid (1) in respect of triple-net lease properties, from an amount that previously ranged from 2.99% to 4.5% of the gross income generated by the applicable property each month, to 2.9% of the gross income generated by the applicable property each month and (2) in respect of bank branches, from an amount that previously ranged from 3.9% to 4.5% of the gross income generated by the applicable property each month, to 2.5% of the gross income generated by the applicable property each month. The fee reductions were applied to the applicable existing properties and will apply to any triple-net lease properties and bank branches acquired after January 1, 2012.

We pay Inland Mortgage Servicing Corporation, an affiliate of our Business Manager, $200 per loan per month for servicing our loans and $225 per loan per month in respect of any loans related to our lodging properties. For the year ended December 31, 2011, we paid loan servicing fees totaling approximately $586 thousand. We also pay Inland Mortgage Brokerage Corporation, another affiliate of our Business Manager, a fee equal to 0.2% of the principal amount of each loan placed for us. For the year ended December 31, 2011, we paid Inland Mortgage Brokerage Corporation fees totaling approximately $1.3 million.

As of December 31, 2011, we had deposited $373 thousand in Inland Bank and Trust, a subsidiary of Inland Bancorp, Inc., an affiliate of The Inland Real Estate Group, Inc., which is owned by The Inland Group, Inc.

The Company is party to an agreement with a limited liability company formed as an insurance association captive, which is wholly-owned by the Company and three related parties, Inland Real Estate Corporation (“IRC”), Retail Properties of America, Inc. and Inland Diversified Real Estate Trust, Inc. The Company paid insurance premiums of $9.6 million for the year ended December 31, 2011.

The Company held 889,820 shares of IRC valued $6.8 million as of December 31, 2011.

Policies and Procedures with Respect to Related Party Transactions

Our charter contains provisions setting forth our ability to engage in certain related party transactions. Our board reviews all of these transactions and, as a general rule, any related party transactions must be approved by a majority of the directors, including a majority of the independent directors not otherwise interested in the transaction. In determining whether to approve or authorize a particular related party transaction, these directors will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties. We believe that our general policies and procedures regarding related party transactions also are evidenced by the disclosures in this proxy statement and our prior proxy statements under the caption “Certain Relationships and Related Party Transactions.” We may in the future adopt more specific written policies and procedures regarding related party transactions.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute “soliciting material” and should not be deemed “filed” with the SEC or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Company’s management is responsible for the financial reporting process, preparing consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), designing and implementing a system of internal controls and procedures designed to ensure compliance with GAAP and applicable laws and regulations.  Our independent registered public accounting firm is responsible for auditing our year-end financial statements.  The audit committee is responsible for monitoring and reviewing these procedures and processes.  The audit committee is comprised of four independent directors whose independence has been determined by the board of directors based on the standards set forth in the audit committee’s charter.  The board has determined that Mr. Glavin qualifies as an “audit committee financial expert” as defined by the SEC.  The members of the audit committee are not professionally engaged in the practice of accounting or auditing, and do not provide any expert or other special assurance as to our financial statements concerning compliance with the laws, regulations or GAAP or as to the independence of the registered public accounting firm.  The audit committee relies in part, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm that the financial statements have been prepared in conformity with GAAP.

During the year ended December 31, 2011, the audit committee met eight times.  At these meetings, the members of the audit committee met with representatives of the members of the Company’s management and with the Company’s independent registered public accounting firm, KPMG.  The committee discussed numerous items at these meetings including KPMG’s responsibilities to the Company and its audit plan for the year ended December 31, 2011.

The audit committee also has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2011 with the Company’s management.  Management has advised the committee that each set of financial statements reviewed had been prepared in accordance with GAAP, and reviewed significant accounting and disclosure issues with the committee.

The audit committee also discussed with KPMG all of the matters required by generally accepted auditing standards, including those described in Statement on Accounting Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee obtained a formal written statement from KPMG, describing all relationships between KPMG and the Company that might bear on KPMG’s independence.  In addition the audit committee discussed any relationships that may have an impact on KPMG’s objectivity and independence and reviewed audit and non-audit fees paid to KPMG and the written disclosures and letter from KPMG to the committee, as required by the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees

Concerning Independence.  The audit committee has concluded that KPMG is independent from the Company.

Based on the above-mentioned review and discussions with management and KPMG, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC.

The Audit Committee
J. Michael Borden
Thomas F. Glavin
Thomas F. Meagher
Paula Saban

PROPOSAL NO. 2 — RATIFY APPOINTMENT OF KPMG LLP

The audit committee has selected KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012.  We are asking our stockholders to ratify the selection even though your approval is not required.  Further, even if you do not approve the selection of KPMG, we will not replace them for this year due to the added expense and delay that would result from replacing them and selecting a new firm.  Instead, the audit committee will consider the negative vote as a direction to consider a different firm next year.  If you return a proxy card but do not indicate how your shares should be voted, they will be voted “for” the appointment of KPMG.

Representatives of KPMG will attend the annual meeting.  These representatives will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.

RECOMMENDATION OF THE BOARD:  The audit committee recommends that you vote “FOR” the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by our independent registered public accounting firm, KPMG, for the audit of our annual financial statements for the years ended December 31, 2011 and 2010, together with fees for audit-related services and tax services rendered by KPMG for the years ended December 31, 2011 and 2010, respectively.

	Year ended December 31,
Description	2011	2010

Audit fees(1)	$1,283,000	$1,298,000
Audit-related fees	—	—
Tax fees(2)	567,760	248,768
All other fees(3)	—	99,500
TOTAL	$1,850,160	$1,646,268

(1)                Audit fees consist principally of fees paid for the audit of our annual consolidated financial statements and review of our consolidated financial statements included in our quarterly reports.

(2)                Tax fees are comprised of tax compliance fees.

(3)                Other fees relate to due diligence assistance services provided in connection with a potential investment in a joint venture.

Approval of Services and Fees

Our audit committee has reviewed and approved all of the fees charged by KPMG for the years ended December 31, 2011 and 2010, and actively monitors the relationship between audit and non-audit services provided by KPMG. The audit committee concluded that all services rendered by KPMG during the years ended December 31, 2011 and 2010, respectively, were consistent with maintaining KPMG’s independence. Accordingly, the audit committee has approved all of the services provided by KPMG. As a matter of policy, the Company will not engage its primary independent registered public accounting firm for non-audit services other than “audit-related services,” as defined by the SEC, certain tax services and other permissible non-audit services except as specifically approved by the chairperson of the audit committee and presented to the full committee at its next regular meeting. The policy also includes limits on hiring partners of, and other professionals employed by, KPMG to ensure that the SEC’s auditor independence rules are satisfied.

Under the policy, the audit committee must pre-approve any engagements to render services provided by the Company’s independent registered public accounting firm and the fees charged for these services including an annual review of audit fees, audit-related fees, tax fees and other fees with specific dollar value limits for each category of service. During the year, the audit committee will periodically monitor the levels of fees charged by KPMG and compare these fees to the amounts previously approved. The audit committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our current or former officers or employees, or the current or former officers or employees of our subsidiaries, participated in any deliberations of our board of directors concerning executive officer compensation during the year ended December 31, 2011. In addition, during the year ended December 31, 2011, none of our executive officers served as a director or a member of the compensation committee of any entity that has one or more executive officers serving as a member of our board of directors.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

We have not received any stockholder proposals for inclusion in this year’s proxy statement.  Stockholders may nominate director candidates and make proposals to be considered at our annual meeting to be held in 2013.

Nominations of Director Candidates

Nominations of director candidates for election at next year’s annual meeting will be made by our full board of directors. With respect to candidates nominated by stockholders, nominations must be submitted in accordance with the procedures specified in Section 9 of Article II of our bylaws.  Generally, this requires that the stockholder send certain information about the candidate to our secretary not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. For our annual meeting to be held in 2013, a stockholder must provide written notice of a candidate recommendation not earlier than the close of business on May 21, 2013 and not later than the close of business on June 20, 2013, to our corporate secretary, c/o Inland American Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois  60523.

Nominations of director candidates by stockholders must also comply with the other procedures specified in Article II, Section 9 of our bylaws.  A copy of our bylaws may be obtained by written request to our corporate secretary at the same address.

Other Stockholder Proposals

Stockholders intending to present any other proposal for action by the stockholders at an annual meeting are subject to the same notice provisions under our bylaws as discussed above.  Accordingly, for our annual meeting to be held in 2013, a stockholder must provide written notice of a proposal not earlier than the close of business on May 21, 2013 and not later than the close of business on June 20, 2013.

Our bylaws do not change the deadline for a stockholder seeking to include a proposal in our proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act or affect a stockholder’s right to present for action at an annual meeting any proposal so included.  Rule 14a-8 requires that notice of a stockholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary date of our proxy statement for the previous year’s annual meeting.  For our annual meeting to be held in 2013, stockholder proposals to be considered for inclusion in the proxy statement under Rule 14a-8 must be received by our corporate secretary no later than May 21, 2013.

Each of these stockholder proposals should be submitted in writing and addressed to our corporate secretary, c/o Inland American Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois  60523.

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF

PROXIES WILL SAVE US THE EXPENSE OF

FURTHER REQUESTS FOR PROXIES. PLEASE

PROMPTLY MARK, SIGN, DATE AND RETURN THE

ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

INLAND AMERICAN REAL ESTATE TRUST, INC. REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – SEPTEMBER 18, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby appoints Scott W. Wilton and Roberta S. Matlin as proxies for the undersigned, and each of them, each with full power of substitution in each of them, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on September 18, 2012, at 9:00 a.m. central time, or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL NO. 2 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. (Continued and to be signed on reverse side) PROXY SEE REVERSE SIDE 5TO VOTE BY MAIL, PLEASE DETACH HERE5 YOUR VOTE IS IMPORTANT! You can vote in one of three ways: 1. Call toll-free 1-800-730-9034 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call. or 2. Vote by Internet at our Internet Address: http://proxyvoting.com/KNK or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE VOTE

Please mark vote as indicated in this example X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR, AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. 5TO VOTE BY MAIL, PLEASE DETACH HERE5 VOTE BY TELEPHONE OR INTERNET QUICK . . . EASY . . . IMMEDIATE Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail. VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. VOTE BY INTERNET: The web address is www.proxyvoting.com/INLAND. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. IF YOU VOTE BY PHONE OR INTERNET—DO NOT MAIL THE PROXY CARD. THANK YOU FOR VOTING. OPTION A: To vote as the Board of Directors recommends on ALL proposals, press 1. OPTION B: If you choose to vote on each proposal separately, press 0. You will hear instructions for voting on each proposal. Call . . Toll Free . . On a Touch-Tone Telephone 1-877-550-3536 There is NO CHARGE to you for this call CONTROL NUMBER for Telephone/Internet Voting 2. RATIFY KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012. Date: , 2012 Signature Signature (if held jointly) Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. FOR AGAINST ABSTAIN CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON. 1. ELECTION OF DIRECTORS: 1.1 J. MICHAEL BORDEN 1.2 THOMAS F. GLAVIN 1.3 BRENDA G. GUJRAL 1.4 THOMAS F. MEAGHER FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 1.5 ROBERT D. PARKS 1.6 PAULA SABAN 1.7 WILLIAM J. WIERZBICKI